UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2009

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-26480	39-1804877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1905 West Stewart Avenue Wausau, Wisconsin	54401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (715) 842-2191

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On March 19, 2009, PSB Holdings, Inc., a Wisconsin corporation (the “Company”), announced the approval of the Company’s application to participate in the TARP Capital Purchase Program (the “Program”) by the United States Department of the Treasury, the Company’s decision to withdraw its application to participate in the Program and the Company’s reasons for withdrawing its application.  A copy of the press release containing the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2009	PSB HOLDINGS, INC.

By: /s/ Scott M. Cattanach
Scott M. Cattanch Treasurer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release dated March 19, 2009